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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our reports dated March 12, 1999 (except Note 14, as to which the date is May 3, 1999), in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-77477) and the related Prospectus of Primus Knowledge Solutions, Inc. dated June 7, 1999.

                                              Ernst & Young LLP

Seattle, Washington
June 4, 1999